EXHIBIT 10.1

EXECUTION COPY

CONSENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 6, 2012, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as a Lender and as Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders, amends that certain Credit Agreement, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, other Credit Parties signatory thereto, the Agent, the Fronting Lender, and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.
RECITALS
A.    The Borrowers intend to undertake a structural reorganization (the “Restructuring”), the detailed components of which are set forth in the presentation provided to the Agent and the Lenders prior to the date hereof, entitled “Sotheby’s Restructuring,” dated September 4, 2012, and which shall be completed by no later than March 31, 2013.
B.    The Borrowers have requested that the Agent and the Lenders consent to the Restructuring, including, without limitation, the components of the Restructuring listed on Exhibit A hereto, and agree to make certain amendments to the Credit Agreement and other Loan Documents, in each case as set forth herein.
C.    The Agent and the Lenders have agreed, on the terms and conditions set forth below, to so consent to the Restructuring and to amend the Credit Agreement and the other Loan Documents.
AGREEMENT
NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders and the Agent hereby agree as follows:

CH1 6990171v.11

1.Consent under Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment and notwithstanding anything to the contrary set forth in the Loan Documents (other than compliance with Section 6.10 of the Credit Agreement):
(a)the Agent and the Lenders hereby consent to the Restructuring, including, without limitation, the items listed on Exhibit A hereto, it being understood and agreed that no consent is being provided hereunder to any component of the Restructuring to the extent such component results in a breach of Section 6.10 of the Credit Agreement; and
(b)the Lenders hereby agree to take all such other actions, and hereby authorize and direct the Agent to take such other actions, as the Agent determines may be reasonably required to facilitate the Restructuring in accordance with the consent provided in Section 1(a).
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)    Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:
5.14 Subsidiary Loan Documents.
(a)    Subject to Sections 5.14(d) and 5.14(e), for each Person (other than a Disregarded Domestic Person) that is or becomes a direct Domestic Subsidiary of a U.S. Credit Party (which shall, for purposes of clarity, include all Domestic Subsidiaries (other than Disregarded Domestic Persons), whether direct or indirect, of a U.S. Credit Party, so long as such Domestic Subsidiaries are not direct or indirect Subsidiaries of one or more Foreign Subsidiaries of such U.S. Credit Party), within fifteen (15) days (or such later date as Agent may agree to in its sole discretion) of becoming such a Domestic Subsidiary, (i) such Person shall become party to this Agreement as a Credit Party by executing a joinder agreement hereto, and shall execute joinder agreements to each of the Domestic Subsidiary Guaranty, the U.S. Security Agreement, the U.S. Pledge Agreement and such further Collateral Documents as Agent shall reasonably request, in each case pursuant to the terms of each such agreement, (ii) 100% of the outstanding Stock of such Person owned by such U.S. Credit Party shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K.

Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request and (iii) such Person shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case in form and substance reasonably satisfactory to Agent; provided, that, (x) so long as SPTC Delaware shall not create, incur, assume or permit to exist any Indebtedness or Guaranteed Indebtedness or any Lien on or with respect to any of its properties or assets (whether now owned or hereafter acquired), SPTC Delaware shall not be required to execute or become a party to any Loan Documents and its outstanding Stock shall not be required to be pledged, and (y) the York Avenue Owner shall not be required to execute or become a party to any Loan Documents and its outstanding Stock shall not be required to be pledged.
(b)    Subject to Sections 5.14(d) and 5.14(e), for each Person that is or becomes a direct Foreign Subsidiary of any Credit Party and is organized under the laws of England, within fifteen (15) days (or such later date as Agent may agree to in its sole discretion) of becoming such a Foreign Subsidiary, (i) such Person shall become party to this Agreement as a Credit Party by executing a joinder agreement hereto, and shall execute each of a Guaranty with respect to the Obligations of the U.K. Borrowers and such Collateral Documents as Agent shall reasonably request in support of the Obligations of the U.K. Borrowers, in each case pursuant to the terms of each such agreement, (ii) if such Person is a direct Foreign Subsidiary of a U.K. Credit Party, 100% of the outstanding Stock of such Person owned by such U.K. Credit Party shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of the U.K. Borrowers pursuant to such Collateral Documents as Agent shall reasonably request, (iii) if such Person is a direct Foreign Subsidiary of a U.S. Credit Party, 65% of the outstanding Stock of such Person owned by such U.S. Credit Party shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of the U.S. Borrowers and the U.K. Borrowers pursuant to such Collateral Documents as Agent shall reasonably request and (iv) such Person shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case in form and substance reasonably satisfactory to Agent.
(c)    Subject to Sections 5.14(d) and 5.14(e), for each Person that is or becomes a direct Foreign Subsidiary of any U.S. Credit Party, and is organized under any jurisdiction other than England, or is or becomes a direct Domestic Disregarded Person of a U.S. Credit Party, within fifteen (15) days (or such later date as Agent may agree to in its sole discretion) of becoming such a Foreign Subsidiary or a Domestic Disregarded Person, (i) 65% of the outstanding Stock of such Person owned by such U.S. Credit Party shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request and (ii) such Person shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case in form and substance reasonably satisfactory to Agent.

(d)    Notwithstanding anything to the contrary contained herein or in any other Loan Document:
(i) No Person that is an indirect Foreign Subsidiary of a U.S. Credit Party or a direct or indirect Foreign Subsidiary of a U.K. Credit Party and, in each case, is organized under a jurisdiction other than England, shall be required to become subject to a pledge of its outstanding Stock or otherwise become a party to the Loan Documents.
(ii) To the extent that Agent determines in its sole discretion that (x) the cost is disproportionate to the benefit to be realized by Agent and the Secured Parties by obtaining a pledge of the outstanding Stock of any Person and/or a guarantee by, or security interest in, the assets of any Person or (y) the law of any jurisdiction prohibits (A) the outstanding Stock of any Person organized in such jurisdiction from becoming subject to a pledge thereof and/or (B) a guarantee by, or security interest in, the assets of any Person organized in such jurisdiction, such pledge of such Person’s outstanding Stock, such guarantee and/or such security interest shall not be required.
(iii) With respect to any Person listed on Disclosure Schedule (5.14), the Stock of such Person required to be pledged to Agent, the security interest in the assets of such Person required to be granted to Agent, and the guarantee required to be provided by such Person, shall be as specified in Disclosure Schedule (5.14).
(e)    This Section 5.14 shall not apply to any Immaterial Subsidiary set forth on Disclosure Schedule (5.15) as of the Closing Date unless such Person shall have executed a Guaranty and such Collateral Documents as Agent shall reasonably request.
(b)    Section 6.3(a)(vii) of the Credit Agreement is hereby amended by amending and restating clause (A) of the proviso to read as follows:
(A) in the case of any intercompany loan or advance owing to any Credit Party, from and after the date 120 days after the Closing Date, any Sotheby Entity receiving the proceeds of such loan or advance shall have executed and delivered to the applicable Credit Party within 15 days (or such later date as Agent may agree to in its sole discretion) of receiving such proceeds, a demand note (collectively, the “Intercompany Notes”) to evidence any such intercompany Indebtedness owing at any time by such Sotheby Entity, which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Collateral Document as additional collateral security for the applicable Secured Obligations;

(c)    Section 6.13(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f) if (i) no Event of Default has occurred and is continuing or would occur as a result thereof, (ii) either (A) no Revolving Loans are outstanding hereunder as of the date of any Repurchase, both before and after giving effect thereto or (B) Parent has provided to Agent, prior to the date that any Repurchase Period is announced (which notice shall be delivered to Agent no earlier than thirty (30) days prior to the commencement of such Repurchase Period, and no later than three (3) Business Days prior to the commencement of such Repurchase Period), a written notice setting forth (1) the proposed start and end dates of such Repurchase Period (which shall not exceed eighteen (18) months), (2) the aggregate maximum Dollar amount to be paid in consideration of all Repurchases to occur during such Repurchase Period, and (3) pro forma financial statements demonstrating that the Fixed Charge Coverage Ratio, calculated for the four Fiscal Quarter period which, as of the date of such notice to Agent, is most recently completed and for which Agent and Lenders have received Financial Statements pursuant hereto, shall be equal to or greater than 1.15 to 1.00 (calculated on a pro forma basis as if such aggregate maximum Dollar amount of Repurchases to occur during such Repurchase Period had occurred during such period), and (iii) after giving effect to each Repurchase, Margin Stock shall not constitute more than 25% of the assets of the Credit Parties, Parent may make Repurchases during such Repurchase Period; provided that, if clause (ii)(A) of this Section 6.13(f) is inapplicable, such Repurchases shall be conducted in accordance with the notice delivered pursuant to clause (ii)(B) of this Section 6.13(f); and
(d)    The following defined terms are added to Annex A in the proper alphabetical order:
“Disregarded Domestic Person” means any direct or indirect Domestic Subsidiary that is treated as a disregarded entity for U.S. federal income tax purposes, substantially all of the assets of which consist of the Stock of one or more Foreign Subsidiaries or other Disregarded Domestic Persons.
“Repurchase” means a repurchase by Parent of the Stock of Parent on any date.
“Repurchase Period” means the period of time during which a Repurchase or a series of Repurchases may occur, as reflected in a written notice thereof from Parent to Agent pursuant to Section 6.13(f).
(e)    The schedule set forth on Exhibit B hereto shall be added to the Credit Agreement as Disclosure Schedule (5.14) thereto.
3.Amendments to Other Loan Documents. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, Agent is hereby directed and authorized to immediately enter into, on behalf of itself and the Lenders, an Omnibus Amendment, dated as of the date hereof (the “Omnibus Amendment”), amending the U.S. Security Agreement, the U.S. Pledge Agreement and the Domestic Subsidiary Guaranty, substantially in the form set forth on Exhibit C hereto.
4.Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt of a counterpart of:
(a)    this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, each Lender, the Fronting Lender and Agent;
(b)    the Omnibus Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party and the Agent; and
(c)    that certain Reaffirmation, dated as of date hereof, by the Credit Parties.
5.Miscellaneous.
(a)    Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
(c)    Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the date hereof:
(i)this Amendment and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;
(ii)its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and
(iii) after giving effect to this Amendment, (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

(e)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.
(f)    Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
(g)    No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(h)    Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
SOTHEBY’S,
a Delaware corporation

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S, INC.

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

OATSHARE LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S,
a company registered in England

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

Signature Page to
    Consent and Amendment No. 5

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Agent, the Fronting
Lender and a Lender

By:     /S/ DANIEL T. EUBANKS
Name:    Daniel T. Eubanks
Title:    DULY AUTHORIZED SIGNATORY

Signature Page to
    Consent and Amendment No. 5

HSBC BANK PLC, as a Lender

By:     /S/ PAUL HAGGER
Name:    Paul Hagger
Title:    GLOBAL RELATIONSHIP MANAGER

Signature Page to
    Consent and Amendment No. 5

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:     /S/ CHRIS MENDELSOHN
Name:     Chris Menelsohn
Title:    Senior Vice President

Signature Page to
    Consent and Amendment No. 5

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /S/ JENNIFER HEARD
Name:    Jennifer Heard
Title:    Authorized Officer

Signature Page to
    Consent and Amendment No. 5

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By:     /S/ MITCHELL B. RASKY
Name:    M. Rasky
Title:    Managing Director

Signature Page to
    Consent and Amendment No. 5

TD BANK, N.A., as a Lender

By:     /S/ STEPHEN S. CAFFEY
Name:    Stephen A. Caffey
Title:    Vice President

Signature Page to
    Consent and Amendment No. 5

BANK OF AMERICA, N.A., as a Lender

By:     /S/ JAIME C. ENG
Name:    Jaime C. Eng
Title:    Vice President

Signature Page to
    Consent and Amendment No. 5

COMERICA BANK, as a Lender

By:     /S/ CHRIS RICE
Name:    Chris Rice
Title:    VP

Signature Page to
    Consent and Amendment No. 5

ISRAEL DISCOUNT BANK OF NEW
YORK, as a Lender

By:     /S/ DAN LUBY
Name:    Dan Luby
Title:    Assistant Vice President
By:     /S/ MICHAEL PAUL
Name: Michael Paul
Title:    Senior Vice President

Signature Page to
    Consent and Amendment No. 5

Acknowledged and Agreed
as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
SOTHEBY’S RES, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

72ND AND YORK, INC., as a Credit Party

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

CATALOGUE DISTRIBUTION COMPANY LIMITED, as a Credit Party

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

Signature Page to
    Consent and Amendment No. 5

SOTHEBY’S SHIPPING LIMITED, as a Credit Party

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

Signature Page to
    Consent and Amendment No. 5

EXHIBIT A

Specified Components of Restructuring

Note: References to each step are to the steps detailed in the restructuring diagram provided to the Agent and the Lenders prior to the date hereof, entitled “Sotheby’s Restructuring,” dated September 4, 2012.

1.
Step 13 – Transfer by Sotheby’s Asia, LLC of equity interests in Sotheby’s Singapore Pte. Ltd. to York Luxembourg Holdings International S.a.r.l. (“Luxembourg Holdings”) in exchange for 16,900 shares in Luxembourg Holdings.

2.
Step 22 – Transfer by Sotheby’s, a Delaware corporation (“Sotheby’s”), of equity interests in Luxembourg Holdings to York UK Holdco International Limited (“UK Holdco”) in exchange for 99,100 shares in UK Holdco and the issue of US$10 million 5.5% unsecured loan notes due 2020 (“Loan A”).

3.	Step 24 – Transfer by Sotheby’s of equity interests in York Holdings International, Inc. (“Holdings International”) to Luxembourg Holdings for US$22,000.

4.
Step 25a – Transfer by Sotheby’s of equity interests in Sotheby’s, Inc. to Holdings International in exchange for an intercompany promissory note with a principal amount not to exceed $1,745,037,000 payable by Holdings International to Sotheby’s (the “Holdings International Note”).

5.
Step 25b – Transfer by Sotheby’s of economic benefits in the Holdings International Note to UK Holdco in exchange for 12,550,370 shares in UK Holdco and a US$490 million note issued by UK Holdco (“Loan B”).

6.	Step 26a – Transfer by Sotheby’s of Loan A and Loan B to York Finance (Luxembourg) S.a.r.l. (“York Finance”) in exchange for 1 share in York Finance.

7.	Step 29a – Transfer by Sotheby’s of equity interests in 1334 York LLC to UK Holdco in exchange for shares in UK Holdco.

8.	Step 30a – Transfer by Sotheby’s of equity interests in Sotheby’s Qatar LLC to Luxembourg Holdings in exchange for US$1.

9.	Step 31b – Transfer by Sotheby’s of promissory note from Sotheby’s, Inc. equal to the value of Sotheby’s CIS LLC to Holdings International in exchange for shares in Holdings International.

10.	Step 32a – Transfer by Sotheby’s of equity interests in Holdings International to UK Holdco in exchange for shares in UK Holdco.
Release of Theta Inc. as a Borrower under the Credit Agreement.

EXHIBIT B

Disclosure Schedule (5.14) to Credit Agreement

1.	York UK Holdco International Limited
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) York UK Holdco International Limited shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of the U.K. Borrowers; provided that, with respect to the pledge of Stock of any Subsidiary of York UK Holdco International Limited, such pledge shall be limited to 65% of the outstanding Stock of such Subsidiary, (ii) 65% of the outstanding Stock of York UK Holdco International Limited shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of the U.K. Borrowers pursuant to such Collateral Documents as Agent shall reasonably request and (iii) York UK Holdco International Limited shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

2.	York Finance (Luxembourg) S.a.r.l.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) York Finance (Luxembourg) S.a.r.l. shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of the U.K. Borrowers; provided that, with respect to the pledge of Stock of any Subsidiary of York Finance (Luxembourg) S.a.r.l., such pledge shall be limited to 65% of the outstanding Stock of such Subsidiary, (ii) 65% of the outstanding Stock of York Finance (Luxembourg) S.a.r.l. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of the U.K. Borrowers pursuant to such Collateral Documents as Agent shall reasonably request and (iii) York Finance (Luxembourg) S.a.r.l. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

3.	York Luxembourg Holdings International S.a.r.l.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) York Luxembourg Holdings International S.a.r.l. shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers; provided that, (A) such Guaranty shall limit the recourse to the assets of York Luxembourg Holdings International S.a.r.l. to the Stock of its Subsidiaries that constitutes Collateral, (B) with respect to any pledge of Stock of any Foreign Subsidiary of York Luxembourg Holdings International S.a.r.l., such pledge shall be limited to 65% of the outstanding Stock of such Subsidiary in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers and (C) with respect to any security interest in assets of York Luxembourg Holdings International S.a.r.l. other than Stock of its Subsidiaries, such security interest shall support the Obligations of solely the U.K. Borrowers, (ii) 65% of the outstanding Stock of York Luxembourg Holdings International S.a.r.l. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of the U.K. Borrowers pursuant to such Collateral Documents as Agent shall reasonably request and (iii) York Luxembourg Holdings International S.a.r.l.

shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

4.	York Holdings International, Inc.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) York Holdings International, Inc. shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute joinder agreements to each of the Domestic Subsidiary Guaranty, the U.S. Security Agreement, the U.S. Pledge Agreement and such further Collateral Documents as Agent shall reasonably request, in each case pursuant to the terms of each such agreement, (ii) 100% of the outstanding Stock of York Holdings International, Inc. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request, and (iii) York Holdings International, Inc. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

5.	Sotheby’s Monaco S.A.M.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) 65% of the outstanding Stock of Sotheby’s Monaco S.A.M. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request, and (ii) Sotheby’s Monaco S.A.M. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

6.	Sotheby’s Taiwan Ltd.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) 65% of the outstanding Stock of Sotheby’s Taiwan Ltd. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request, and (ii) Sotheby’s Taiwan Ltd. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

7.	Sotheby’s Singapore Pte. Ltd.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) 65% of the outstanding Stock of Sotheby’s Singapore Pte. Ltd. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request, and (ii) Sotheby’s Singapore Pte. Ltd. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

8.	Sotheby’s Qatar LLC
By December 31, 2012 (or such later date as Agent may agree to in its sole discretion), (i) 65% of the outstanding Stock of Sotheby’s Qatar LLC shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request, and (ii) Sotheby’s Qatar LLC shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

9.	Sotheby’s Asia Ltd.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) Sotheby’s Asia Ltd. shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, (ii) 100% of the outstanding Stock of Sotheby’s Asia Ltd. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request and (iii) Sotheby’s Asia Ltd. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

10.	Sotheby’s Asia Cooperatief
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) Sotheby’s Asia Cooperatief shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, (ii) 100% of the outstanding Stock of Sotheby’s Asia Cooperatief shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request and (iii) Sotheby’s Asia Cooperatief shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

11.	Fine Art Insurance Ltd.
By October 15, 2012 (or such later date as Agent may agree to in its sole discretion), (i) Fine Art Insurance Ltd. shall become party to the Agreement as a Credit Party by executing a joinder agreement thereto, and shall execute a Guaranty and such other Collateral Documents as Agent shall reasonably request in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, (ii) 100% of the outstanding Stock of Fine Art Insurance Ltd. shall be pledged to Agent, for the benefit of the Secured Parties, in support of the Obligations of each of the U.S. Borrowers and the U.K. Borrowers, pursuant to such Collateral Documents as Agent shall reasonably request and (iii) Fine Art Insurance Ltd. shall deliver such organizational and authorization documentation and legal opinions as Agent shall reasonably request, in each case, in form and substance reasonably satisfactory to Agent.

EXHIBIT C

Omnibus Amendment

See attached.

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of September 6, 2012, is by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation
(“Sotheby’s, Inc.”), Sotheby's Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby's
Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby's Ventures, LLC, a New
York limited liability company (“Ventures LLC”), SPTC, Inc., a Nevada corporation (“SPTC”),
Sothebys.com LLC, a Delaware limited liability company (“Sothebys.com”), Sotheby’s Nevada, Inc., a
Nevada corporation (“Sotheby’s Nevada”), Sotheby’s Asia, LLC, a Michigan limited liability company
(“Sotheby’s Asia”), Sotheby’s Fine Arts Holdings, Inc., a Delaware corporation (“Fine Arts”), Sotheby
Parke Bernet, Inc., a Delaware corporation (“SPB”), York Avenue Development, Inc., a New York
corporation (“York Development”), Sotheby’s Thailand, Inc., a Delaware corporation (“Sotheby’s
Thailand”), SIBS, LLC, a New York limited liability company (“SIBS”), Sothebys.com Auctions, Inc., a
New York corporation (“Auctions”), Sotheby’s Holdings International, Inc., a Michigan corporation
(“Holdings International”), Sotheby’s RES, Inc., a New York corporation (“RES”), 72ND and York, Inc., a New York corporation (“York”) (Parent and the Subsidiaries thereof party hereto, collectively, the
“Credit Parties”), and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), in its capacity as the Agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to that certain Credit
Agreement, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent, Sotheby’s Inc., SFS Inc., SFS
California, Oberon, Theta, Ventures LLC, Oatshare Limited, a company registered in England
(“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial
Services Limited, a company registered in England (“SFS Ltd.”), as Borrowers, the Agent, and the
Lenders signatory thereto from time to time.

RECITALS

A.     The Credit Parties and the Agent are parties to that certain Pledge Agreement, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”).

B.     The Credit Parties and the Agent are parties to that certain Security Agreement, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C.     Certain of the Credit Parties and the Agent are parties to that certain Domestic
Subsidiary Guaranty, dated as of August 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”).

D.     The Credit Parties have requested that the Agent amend the Pledge Agreement, the Security Agreement and the Guaranty (collectively, the “Affected Agreements”) as set forth herein.

E.     The Agent has agreed, on the terms and conditions set forth below, to so amend the Affected Agreements.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties and the Agent hereby agree as follows:

1.     Amendments to Pledge Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, the Pledge Agreement is hereby amended as follows:

(a) The proviso in the definition of “Pledged Collateral” in Section 1 of the Pledge
Agreement is hereby amended and restated to read as follows:

; provided that, (i) with respect to any Pledged Entity that is a Foreign Subsidiary (each a “Foreign Pledged Entity”), the equity interests of such Pledged Entity constituting
Pledged Collateral hereunder shall consist only of 65% of the outstanding voting equity interest interests and 100% of the outstanding non-voting equity interests of such Pledged
Entity, (ii) no more than 65% of the outstanding equity interests in each of Theta and
SPB shall constitute Pledged Collateral hereunder, and (iii) Pledged Collateral shall not include any assets that do not constitute Collateral pursuant to Section 5.14(d) or 5.14(e)
of the Credit Agreement.

(b) Section 2(a) of the Pledge Agreement is hereby amended by adding the following proviso at the end thereof:

; provided that, Pledged Collateral consisting of equity interests in Theta or SPB are
Pledged as security for the prompt and complete payment and performance and observation in full of solely the Obligations of the U.K. Borrowers.

(c) Section 5(d) of the Pledge Agreement is hereby amended and restated to read as follows:

(d) Such Pledgor will, within fifteen (15) days (or such later date as may be agreed to by Agent in its sole direction) of obtaining ownership of any additional Pledged
Collateral, deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Pledged Collateral, pursuant to which such Pledgor shall pledge to
Agent all of such additional Stock. Such Pledgor hereby authorizes Agent to attach each
Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any
Pledge Amendment delivered to Agent shall for all purposes hereunder be considered
Pledged Collateral.

(d) Schedule I of the Pledge Agreement is hereby amended by deleting all references to “Sotheby’s Asia, Inc.” thereto and replacing them with “Sotheby’s Asia, LLC”.

(e) Schedule I of the Pledge Agreement is hereby amended by replacing the information set forth therein with respect to the equity interests in Sotheby’s Asia, Inc., Sotheby's
Global Trading GmbH, Sotheby’s Parke Bernet Inc. and Theta, Inc. with the following:

Pledged Entity	Equity Interests (Class of Stock/Par Value)	Owner of Equity Interest	Number of Pledged Shares (Percentage of Outstanding Shares)	Stock Certificate Number
Sotheby's Asia, LLC	n/a	Sotheby's	n/a	n/a
Sotheby's Global Trading GmbH	2,000,000 Sw. Fr.	Sotheby's, Inc.	1,300,0000 (65%)	Not issued
Sotheby's Park Bernet Inc.	Common Stock $1.00 Par Value	Sotheby's, Inc.	65 (65%)	No. 1
Theta, Inc.	Common Stock $1.00 Par Value	Sotheby's, Inc.	650 (65%)	No. 1

2.     Amendments to Security Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, the Security Agreement is hereby amended as follows:

(a)     The definition of “Excluded Collateral” in Section 1 of the Security Agreement is
amended and restated to read as follows:

“Excluded Collateral” means, collectively, (a) Margin Stock consisting of Stock of
Parent, (b) each liquor license owned by 72ND and York, Inc. (f/k/a Sunrise Liquors &
Wines, Inc.), if the grant of a security interest therein pursuant to this Security Agreement or any other Loan Document would violate, or be rendered ineffective by, any applicable law, (c) each Work of Art that has been consigned to a Grantor, until such time as such
Grantor obtains title to such Work of Art, and the proceeds of any such consigned Work of Art to the extent such proceeds are payable by such Grantor to the applicable consignor and (d) any assets that do not constitute Collateral pursuant to Section 5.14(d)
or 5.14(e) of the Credit Agreement.

3.     Amendments to Domestic Subsidiary Guaranty. Subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, Section 7.11 of the Guaranty is hereby amended and restated to read as follows:

7.11     Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary:

(a)     each Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

(i)     the net amount of all Loans and other extensions of credit (including
Letters of Credit) advanced under the Credit Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Guarantor, plus interest thereon at the applicable rate specified in the
Credit Agreement; or

(ii)     the amount which could be claimed by Agent and Lenders from such
Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Credit Party under the Contribution Agreement; and

(b)     the recourse hereunder to the assets of each of Theta and Sotheby’s Parke Bernet, Inc. shall be limited to the Stock of its Subsidiaries that constitutes Collateral.

4.     Effectiveness of this Amendment; Conditions Precedent. The provisions of this
Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Credit Party and the Agent.

5.     Miscellaneous.

(a)     Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

(b)     Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this
Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(c)     Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

(d)     Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the date hereof:

(i)     this Amendment and each of the Affected Agreements, as amended hereby, to which it is a party, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(ii)     its execution, delivery and performance of this Amendment and its performance of each of the Affected Agreements, as amended hereby, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit
Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority, (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any
Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of the Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan
Documents, or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and

(iii)     after giving effect to this Amendment, (1) no “Default” or “Event of Default”
under the Credit Agreement has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in each of the Affected Agreements and in each other Loan
Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

(e)     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE
STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN
THAT STATE.

(f)     Effect. Upon the effectiveness of this Amendment, each reference in each of the
Affected Agreements to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to such Affected Agreement as amended hereby, and each reference in the other Loan
Documents to each of the Affected Agreements, “thereunder,” “thereof,” or words of like import shall mean and be a reference to such Affected Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Affected Agreements and the other
Loan Documents shall remain the same. This Amendment shall constitute a Loan Document.

(g)     No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under each of the Affected
Agreements or any other Loan Document, (b) constitute a waiver of any provision in each of the Affected
Agreements or in any of the other Loan Documents or of any “Default” or “Event of Default” under the
Credit Agreement that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Affected
Agreements or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(h)     Agent’s Expenses. The Credit Parties hereby jointly and severally agree to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

******

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S, INC.

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBYS.COM LLC

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

72ND AND YORK, INC.

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY'S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY'S ASIA, LLC
SPTC, INC.
SOTHEBY'S PARK BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY'S THAILAND, INC.
SOTHEBY'S HOLDINGS INTERNATIONAL, INC.
SOTHEBY'S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY'S RES, INC.

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Agent

By:     /S/ DANIEL T. EUBANKS
Name:    Daniel T. Eubanks
Title:    Duly Authorized Signatory

EXECUTION COPY

REAFFIRMATION

September 6, 2012

Reference is hereby made to (i) that certain Credit Agreement, dated as of August 31,
2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit
Agreement”), by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”),
Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a
Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures,
LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s
Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent,
Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K.,
the “Borrowers”), General Electric Capital Corporation, a Delaware corporation, as a Lender and as
Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders from time to time signatory thereto, (ii) that certain Amendment No. 5 to Credit Agreement, dated as of the date hereof (“Amendment No. 5”), by and among the Borrowers, the Lenders party thereto and the
Agent and (iii) that certain Omnibus Amendment, dated as of the date hereof (the “Omnibus Amendment”
and together with Amendment No. 5, the “Amendments”), by and among the Borrowers, the other Credit
Parties party thereto and the Agent. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges receipt of a copy of the Amendments, (b) acknowledges and consents to the execution and delivery of the
Amendments by the parties thereto, (c) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed, (d) reaffirms all Liens on any collateral which have been granted by it in favor of the Agent (for itself and the holders of Secured
Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each of the
Credit Agreement, the U.S. Security Agreement, the U.S. Pledge Agreement, and the Domestic
Subsidiary Guaranty, as modified by the Amendments, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement, the U.S. Security Agreement, the U.S. Pledge
Agreement and the Domestic Subsidiary Guaranty contained in any Loan Document shall be a reference to the Credit Agreement, the U.S. Security Agreement, the U.S. Pledge Agreement, and the Domestic
Subsidiary Guaranty, respectively, as so modified by the Amendments and as the same has previously been, or may from time to time hereafter be, amended, restated, supplemented or otherwise modified.
Each Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto have caused this Reaffirmation atop be duly executed by its authorized officer as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S, INC.

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC

By:     /S/ MICHAEL L. GILLIS
Name:    Michael L. Gillis
Title:     SVP, Treasurer

OATSHARE LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

72ND AND YORK, INC.

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S,
a company registered in England

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer

SOTHEBY'S FINE ART HOLDINGS, INC.
SOTHEBY'S ASIA, LLC
SPTC, INC.
SOTHEBY'S RES, INC.
SOTHEBY'S PARK BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY'S THAILAND, INC.
SOTHEBY'S HOLDINGS INTERNATIONAL, INC.
SOTHEBY'S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC

By: /S/ MICHAEL L. GILLIS
Name: Michael L. Gillis
Title:     SVP, Treasurer

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:     /S/ WILLIAM S. SHERIDAN
Name:    William S. Sheridan
Title:    EVP & Chief Financial Officer
SOTHEBYS.COM LLC

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

SOTHEBY’S SHIPPING LIMITED

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer

CATALOGUE DISTRIBUTION COMPANY LIMITED

By:/S/ WILLIAM S. SHERIDAN
Name: William S. Sheridan
Title:     EVP & Chief Financial Officer